Supplement to the currently effective Statements of Additional Information of the Portfolio listed below:

Cash Account Trust
    Money Market Portfolio



The following replaces similar disclosure in the "Net Asset Value" section of the Portfolio's Statements of Additional Information:

The net asset value ("NAV") per share of the Portfolio is calculated on each day on which the Portfolio is open for business. The Portfolio is open for business each day the New York Stock Exchange is open, as described in the Portfolio's current prospectus. The NAV per share of the Portfolio is computed by dividing the value of the Portfolio's assets less all liabilities, by the total number of shares of the Portfolio outstanding. Although there is no guarantee, the Portfolio's NAV per share will normally be $1.00.

The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

The Board has established procedures reasonably designed to stabilize the Portfolio's NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where the Portfolio's NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the portfolio; withholding or reducing dividends; redeeming shares in kind; or valuing assets based on market valuations.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties. Additionally, for purposes of determining market valuations, through January 12, 2009, or such later date as extended by the SEC, certain portfolio assets may be valued at amortized cost, unless the particular circumstances suggest that amortized cost is no longer appropriate (e.g., there is an impairment of the creditworthiness of the issuer). The use of amortized cost for purposes of determining market valuations is limited to portfolio assets that (i) have a remaining maturity of 60 days or less as set forth on the face of the instrument; (ii) are considered First Tier Securities pursuant to SEC rules; and (iii) are expected to be held to maturity.




               Please Retain this Supplement for Future Reference



December 1, 2008